UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2025

SMART POWERR CORP.

(Exact name of registrant as specified in charter)

Nevada	001-34625	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4/F, Tower C Rong Cheng Yun Gu Building Keji 3 rd Road, Yanta District Xi’an City, Shaanix Providence, China	710075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86-29) 8765-1097

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CREG	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 30, 2025, Smart Powerr Corp., a Nevada corporation (the “Company”), filed a Certificate of Change Pursuant to Section 78.209 of the Nevada Revised Statutes (“NRS”) with the Secretary of State of Nevada, to be effective as of July 18, 2025 (the “Effective Date”), at which time a 1-for-10 reverse stock split of the Company’s authorized shares of Common Stock, par value $0.001 per share (the “Common Stock”), accompanied by a corresponding decrease in the Company’s issued and outstanding shares of Common Stock (the “Reverse Stock Split”), shall be effected.

Pursuant to Section 78.207 of the NRS, and pursuant to the Articles of Incorporation of the Company, on May 31, 2025 by unanimous written consent, the board of directors of the Company (the “Board”) authorized the Reverse Stock Split. Pursuant to Section 78.209 of the NRS, the Board may take action to effect the Reverse Stock Split by filing a Certificate of Change with the Secretary of State of Nevada. Nevada law does not require the Company to obtain any vote or consent of our stockholders to consummate the Reverse Stock Split.

The Reverse Stock Split became effective for trading purposes at the market opening on the Effective Date, at which time the Company’s Common Stock began trading on the Nasdaq Capital Market on a split-adjusted basis under the symbol “CREG.” The new CUSIP number for the Company’s Common Stock post-Reverse Stock Split is 168913408.

The Company has rounded up to the next full share of the Company’s Common Stock any fractional shares resulting from the Reverse Stock Split. Accordingly, this adjustment will reduce the total number of issued and outstanding shares of the Company’s Common Stock from approximately 25.3 million to approximately 2.53 million.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On July 16, 2025, the Company issued a press release with respect to the transactions described above. The text of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

Forward-Looking Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect the Company’s operations, financial performance, and other factors as discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). Among the factors that could cause results to differ materially are those risks discussed in the periodic reports the Company files with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” The Company does not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibits Number	Description
3.1	Certificate of Change filed with the Secretary of State of Nevada
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SMART POWERR CORP.

Date: July 21, 2025	By:	/s/ Guohua Ku
Guohua Ku
Chairman of the Board and Chief Executive Officer

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